SUPPLEMENT DATED MARCH 1, 2019 TO THE PROSPECTUSES OF

AIP Macro Registered Fund A, dated May 10, 2019

AIP Macro Registered Fund P, dated May 10, 2019

The Board of Trustees of each of AIP Macro Registered Fund A and AIP Macro Registered Fund P (the “Funds”) approved a Plan of Liquidation with respect to the liquidation and dissolution of each Fund. Pursuant to each Plan of Liquidation, substantially all of the assets of the Funds will be liquidated, known liabilities of the Funds will be satisfied, the remaining proceeds will be distributed to the Funds’ shareholders and all of the issued and outstanding shares of the Funds will be repurchased (the “Liquidation”).

The liquidation schedule is anticipated to be as follows:

Repurchase Date	Approximate Percentage of NAV	Timing of Payment to Shareholders
May 31, 2019	Up to 65%	Second or third quarter of 2019
June 30, 2019	Up to 20%	Third quarter of 2019
September 30, 2019	5%	Fourth quarter of 2019
December 31, 2019	5%	First quarter of 2020
Following final audit (audit holdback amount)	Remaining balance	Second quarter of 2020

The Funds will be dissolved as soon as reasonably practicable following the Liquidation.

As a result of the Boards’ decision, the Funds are closed to new investment and there will be no future tender offers with respect to the Funds.

Please retain this supplement for future reference.

AIPMACROLIQPROSPT